Exhibit 99.1

KBS SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2016

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Operations	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Changes in Equity	5-7

Consolidated Statements of Cash Flows	8-9

Notes to Interim Consolidated Financial Statements	10-15

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KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30,		December 31,
	2016	2015	2015
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$113,190	$27,042	$21,072
Rents and other receivables, net	2,051	2,151	1,671
Prepaid expenses and other assets	2,585	3,761	3,351
Restricted cash	8,530	1,095	5,807

	126,356	34,049	31,901

NON-CURRENT ASSETS
Investment properties	1,430,064	1,248,716	1,291,096
Escrow deposit for acquisition of real estate	16,000	—	—
Investment in joint venture	140,233	99,725	136,251
Real estate loan receivable, net	—	27,850	27,850
Available for sale financial asset	5,305	5,305	5,305
Restricted cash	13,233	—	—

	1,604,835	1,381,596	1,460,502

Total assets	$1,731,191	$1,415,645	$1,492,403
LIABILITIES
CURRENT LIABILITIES
Notes and bonds payable, net	$301,648	$3,169	$13,649
Accounts payable and accrued liabilities	19,560	16,592	16,695
Due to Parent Company	5,529	—	1,137
Other liabilities	6,621	4,401	8,931

	333,358	24,162	40,412
LONG-TERM LIABILITIES
Notes and bonds payable, net	278,007	532,071	533,674
Debentures, net	242,117	—	—
Rental security deposits	6,410	5,044	5,260
	526,534	537,115	538,934

Total liabilities	859,892	561,277	579,346

EQUITY
Owner's net equity	845,944	749,021	808,435
Non-controlling interests	25,355	105,347	104,622

Total equity	871,299	854,368	913,057

Total liabilities and equity	$1,731,191	$1,415,645	$1,492,403
The accompanying notes are an integral part of the interim consolidated financial statements.

August 11, 2016	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith Hall
Date of approval of	Waldvogel, Jeffrey	McMillan, Peter III	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited				Audited
	U.S. dollars in thousands

Revenues and other income:

Rental income	$46,967	$43,570	$24,323	$21,931	$87,897
Tenant reimbursements	9,582	9,051	4,828	4,741	18,313
Interest income from real estate loans receivable	3,655	1,968	3,655	993	1,968
Other operating income	1,578	1,614	798	816	3,304

Total revenues and other income	61,782	56,203	33,604	28,481	111,482

Expenses:
Operating, maintenance, and management fees	(18,823)	(17,925)	(9,303)	(8,981)	(37,512)
Real estate taxes and insurance	(7,903)	(7,499)	(4,029)	(3,840)	(14,565)

Total expenses	(26,726)	(25,424)	(13,332)	(12,821)	(52,077)

Gross profit	35,056	30,779	20,272	15,660	59,405

Fair value adjustment of investment properties, net	(6,002)	(1,750)	(3,448)	(1,040)	37,304
Equity in income of unconsolidated joint venture	2,182	1,977	1,326	1,034	37,424
Asset management fees to affiliate	(4,293)	(4,130)	(2,205)	(2,077)	(8,348)
General and administrative expenses	(1,247)	(330)	(952)	(140)	(568)

Operating profit	25,696	26,546	14,993	13,437	125,217

Finance income	16	14	11	7	17
Finance expenses	(12,362)	(7,768)	(7,185)	(3,857)	(14,986)
Foreign currency transaction adjustments	2,037	—	2,340	—	—

Net income	$15,387	$18,792	$10,159	$9,587	$110,248

Net income attributable to owner	$15,786	$19,942	$10,297	$10,207	$109,805
Net income (loss) attributable to non-controlling interests	(399)	(1,150)	(138)	(620)	443

Net income	$15,387	$18,792	$10,159	$9,587	$110,248
The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited				Audited
	U.S. dollars in thousands

Net income	$15,387	$18,792	$10,159	$9,587	$110,248

Total comprehensive income	$15,387	$18,792	$10,159	$9,587	$110,248

Total comprehensive income attributable to owner	$15,786	$19,942	$10,297	$10,207	$109,805

Total comprehensive income (loss) attributable to non-controlling interests	(399)	(1,150)	(138)	(620)	443

Total comprehensive income	$15,387	$18,792	$10,159	$9,587	$110,248

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2016 (audited)	$419,267	$389,168	$—	$808,435	$104,622	$913,057

Net income	—	15,786	—	15,786	(399)	15,387

Total comprehensive income (loss)	—	15,786	—	15,786	(399)	15,387
Dividends to Owner	—	(13,700)		(13,700)	—	(13,700)
Distributions to Owner	(27,087)	—	—	(27,087)	—	(27,087)
Contributions from Owner	20,879	—	—	20,879	—	20,879
Acquisitions of non-controlling interests	—	—	41,631	41,631	(79,617)	(37,986)
Non-controlling interests contributions	—	—	—	—	766	766
Distributions to non-controlling interests	—	—	—	—	(17)	(17)

Balance at June 30, 2016	$413,059	$391,254	$41,631	$845,944	$25,355	$871,299

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at January 1, 2015 (audited)	$461,522	$279,363	$—	$740,885	$110,178	$851,063

Net income	—	19,942	—	19,942	(1,150)	18,792
Total comprehensive income	—	19,942	—	19,942	(1,150)	18,792
Distributions to Owner	(40,531)	—		(40,531)	—	(40,531)
Contributions from Owner	28,725	—	—	28,725	—	28,725
Non-controlling interests contributions	—	—	—	—	360	360
Distributions to non-controlling interests	—	—	—	—	(4,041)	(4,041)

Balance at June 30, 2015	$449,716	$299,305	$—	$749,021	$105,347	$854,368

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at April 1, 2016	$413,059	$388,057	$12,079	$813,195	$91,708	$904,903

Net income (loss)	—	10,297	—	10,297	(138)	10,159

Total comprehensive income (loss)	—	10,297	—	10,297	(138)	10,159
Dividends to Owner	—	(7,100)	—	(7,100)	—	(7,100)
Acquisitions of non-controlling interests	—	—	29,552	29,552	(66,797)	(37,245)
Non-controlling interests contributions	—	—	—	—	599	599
Distributions to non-controlling interests	—	—	—	—	(17)	(17)

Balance at June 30, 2016	$413,059	$391,254	$41,631	$845,944	$25,355	$871,299

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited

Balance at April 1, 2015	$452,181	$289,098	$—	$741,279	$105,847	$847,126

Net income	—	10,207	—	10,207	(620)	9,587
Total comprehensive income	—	10,207	—	10,207	(620)	9,587
Distributions to Owner	(15,471)	—		(15,471)	—	(15,471)
Contributions from Owner	13,006	—	—	13,006	—	13,006
Non-controlling interests contributions	—	—	—	—	121	121
Distributions to non-controlling interests	—	—	—	—	(1)	(1)

Balance at June 30, 2015	$449,716	$299,305	$—	$749,021	$105,347	$854,368

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited

Balance at January 1, 2015	$461,522	$279,363	$—	$740,885	$110,178	$851,063

Net income	—	109,805	—	109,805	443	110,248
Total comprehensive income	—	109,805	—	109,805	443	110,248
Distributions to Owner	(104,300)	—	—	(104,300)	—	(104,300)
Contributions from Owner	62,045	—	—	62,045	—	62,045
Non-controlling interests contributions	—	—	—	—	1,343	1,343
Distributions to non-controlling interests	—	—	—	—	(7,342)	(7,342)

Balance at December 31, 2015	$419,267	$389,168	$—	$808,435	$104,622	$913,057

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited				Audited
	U.S. dollars in thousands

Cash Flows from Operating Activities:
Net income	$15,387	$18,792	$10,159	$9,587	$110,248
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of unconsolidated joint venture	(2,182)	(1,977)	(1,326)	(1,034)	(37,424)
Fair value adjustment on investment properties, net	6,002	1,750	3,448	1,040	(37,304)
Deferred rent	(975)	(2,734)	(419)	(1,355)	(4,499)
Bad debt expense	307	107	97	37	331
Financing expense, net	12,362	7,768	7,185	3,857	14,986
Financing income, net	(16)	(14)	(11)	(7)	(17)
Interest income from note receivable, net	(3,655)	(1,968)	(3,655)	(993)	(1,968)
Foreign currency transaction adjustments	(2,037)	—	(2,340)	—	—
	25,193	21,724	13,138	11,132	44,353

Changes in assets and liabilities:
Restricted cash	(645)	1,194	(236)	(245)	1,201
Rents and other receivables	(687)	(1,003)	(240)	(60)	(747)
Prepaid expenses and other assets	(2,088)	(3,007)	68	(1,784)	(2,092)
Accounts payable and accrued liabilities	(1,541)	(1,550)	2	1,819	503
Rental security deposits	1,150	57	976	57	273
Due to Parent Company	17	—	—	—	—
Other liabilities	(140)	196	(143)	(175)	703
Lease incentive additions	(904)	(272)	(575)	(197)	(642)
	(4,838)	(4,385)	(148)	(585)	(801)

Net cash provided by operating activities	20,355	17,339	12,990	10,547	43,552

Cash Flows from Investing Activities:
Acquisition of investment properties	(125,810)	—	(125,810)	—	—
Improvements to investment properties	(16,316)	(17,267)	(8,116)	(6,159)	(39,167)
Escrow deposits for future real estate purchases	(16,000)	—	(16,000)	—	—
Proceeds from sales of investment properties, net	—	21,457	—	5,723	44,684
Proceeds from insurance claims	256	258	256	258	294
Investment in unconsolidated joint venture	(1,800)	(1,680)	(1,200)	(840)	(2,759)
Repayment of real estate loan receivable	27,850	—	27,850	—	—
Finance income received	3,671	1,818	3,666	1,045	1,821
Restricted cash for capital expenditures	(7,762)	—	9	19	—
Funding of restricted cash for development obligations	(2,500)	—	(2,500)	—	(4,643)

Net cash (used in) provided by investing activities	(138,411)	4,586	(121,845)	46	230

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited				Audited
	U.S. dollars in thousands

Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	$338,637	$39,706	$52,337	$9,640	$61,189
Principal payments on notes payable	(58,196)	(30,016)	(44,551)	(25,203)	(40,631)
Payments of deferred financing costs	(8,636)	(49)	(681)	(44)	(25)
Interest paid	(7,080)	(6,313)	(3,496)	(3,135)	(12,265)
Due to Parent Company	3,857	—	7	—	—
Restricted cash for debt service obligations	(5,386)	—	—	—	—
Non-controlling interests contributions	766	360	599	121	1,343
Distributions to non-controlling interests	(17)	(4,041)	(17)	(1)	(7,342)
Acquisition of non-controlling interests	(37,986)	—	(37,245)	—	—
Dividends to Owner	(13,700)	—	(7,100)	—	—
Distributions to Owner	(27,087)	(40,531)	—	(15,471)	(104,300)
Contributions from Owner	20,879	28,725	—	13,006	62,045

Net cash provided by (used in) financing activities	206,051	(12,159)	(40,147)	(21,087)	(39,986)

Effect of exchange rate changes on cash and cash equivalents	4,123	—	(4,491)	—	—

Net increase (decrease) in cash and cash equivalents	92,118	9,766	(153,493)	(10,494)	3,796
Cash and cash equivalents, beginning of period	21,072	17,276	266,683	37,536	17,276

Cash and cash equivalents, end of period	$113,190	$27,042	$113,190	$27,042	$21,072

The accompanying notes are an integral part of the interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:	GENERAL INFORMATION

a.
The accompanying unaudited interim financial statements have been prepared in a condensed format as of June 30, 2016 and for the six and three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2015 and for the year then ended and the accompanying notes ("annual financial statements").

b.
The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans.

c.	Acquisition of investments from the Operating Partnership (controlling shareholder) and presentation of consolidated financial statements:
Concurrent with the placement of debentures of the Company and the admission of the Company's debentures to trading on the Tel-Aviv Stock Exchange, on March 8, 2016 the Company (through a subsidiary) acquired real estate projects (assets and liabilities) from the transferring entities (the transferring entities) that are controlled by the Controlling Shareholder before and after the above transfer (the Acquisition). In consideration for the Acquisition, the Company issued 10,000 common shares with no par value to the Operating Partnership.
As of June 30, 2016, the Operating Partnership owned 10 office properties, one office campus consisting of nine office buildings, one office portfolio consisting of four office buildings and 25 acres of undeveloped land, one office portfolio consisting of three office properties, one office/flex/industrial portfolio consisting of 21 buildings, one retail property, two apartment properties, two investments in undeveloped land encompassing an aggregate of 1,670 acres and two investments in unconsolidated joint ventures.
Since the Company acquired these operations from the transferring entities, which are controlled by the same controlling shareholder of the Company before and after the Acquisition, the Acquisition is not a business combination within the scope of IFRS 3. The Company is accounting for the Acquisition in a manner similar to a pooling of interests. Thus, the condensed interim consolidated financial statements comprise the statements of financial position and results of operations of the Company and of the operations acquired from the transferring entities to reflect the Acquisition as if it had occurred at the beginning of the earliest period presented (January 1, 2013). For certain projects that were acquired by the transferring entities subsequent to January 1, 2013, the condensed interim consolidated financial statements reflect the net assets (liabilities) of these projects and the activities from the dates those projects were acquired by the transferring entities.

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of preparation of the interim consolidated financial statements:
The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES (CONT.)
b.    Initial adoption of new Standards, Interpretations and Amendments by the Company:
The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

NOTE 3:	INVESTMENT IN SIGNIFICANT JOINT VENTURE
The Company does not attach the financial statements of KBS SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below.
Summarized information about the statement of financial position and the statement of profit of KBS SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	June 30,		December 31,
	2016	2015	2015
	Unaudited		Audited
	U.S. dollars in thousands

Current assets	$10,597	$11,128	$11,124
Non-current assets (investment property)	414,087	329,355	408,525
Current liabilities	6,418	4,848	6,005
Non-current liabilities	158,316	163,163	160,783

Equity	$259,950	$172,472	$252,861
Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$140,233	$99,725	$136,251
(1) The company holds 60% of KBS SOR SREF III 110 William, LLC.

	Six months ended June 30,		Three months ended June 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited				Audited
	U.S. dollars in thousands

Revenues	$15,587	$15,526	$7,861	$7,816	$31,892
Gross profit	7,662	7,351	3,875	3,679	15,594
Operating profit (*)	7,081	6,881	3,869	3,392	88,783
Net profit (*)	4,089	4,114	2,378	2,157	82,703
Share of profit from joint venture (Based on the waterfall mechanism)	2,182	1,977	1,326	1,034	37,424
(*)Includes revaluation of investment property	$(581)	$(471)	$(6)	$(288)	$72,945

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4:	CASH AND CASH EQUIVALENTS
As of June 30, 2016, the Company recorded cash and cash equivalents of $113.2 million, which included 367.1 million New Israeli Shekels ($95.1 million). As of December 31, 2015 and June 30, 2015, all cash and cash equivalents held by the Company was in U.S. dollars.

NOTE 5:	DUE TO PARENT COMPANY
As of June 30, 2016, the Company had $5.5 million due to the Parent Company. The amount primarily relates to amounts borrowed from the Parent Company for capital expenditures and deferred financing costs. In July 2016, this balance was paid in full.

NOTE 6:	FINANCIAL INSTRUMENTS
The fair value of non-current notes payables as of June 30, 2016 is not materially different from its fair value as presented in the annual pro-forma consolidated financial statements as of December 31, 2015.  The fair value of the debentures as of June 30, 2016 was approximately $247.1 million (NIS 953.7 million).

As of June 30, 2016, the Company had a working capital shortfall amounting to $207.0 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of Company properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

NOTE 7:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD
Debentures Issuance:

On March 8, 2016, the Company issued debentures (series A) (the "Debentures") in the amount of New Israeli Shekels ("NIS") 970.2 million par value ($249.2 million). The debentures are registered in the Tel Aviv Stock Exchange. The debentures (series A) are not linked (principal and interest) to any index.

The debentures (Series A) shall be repaid (principal) in five (5) equal annual installments on March 1st of each of the years from 2019 to 2023, such that each of the payment shall be equal to 20% of the total par value of the debentures (Series A).

The outstanding balance of the principal of the debentures (Series A) shall bear fixed annual interest at 4.25% (but subject to adjustments in the event of a change in the rating of the debentures (Series A) and/or noncompliance with financial covenants). The annual interest rate may increase by increments of 0.25% as a result of downgrades in the credit rating of the debentures (Series A) by rating agencies or by increments of 0.5% as a result of violations of certain financial covenants set forth in the deed of trust. The cumulative increase in the interest rate as a result of these events is limited and shall not exceed an aggregate of 1.75%.

The interest on the debentures (Series A) shall be paid in two semiannual installments on March 1st and September 1st starting September 1st, 2016 until March 1, 2023.

The aggregate offering costs were approximately $ 9.8 million and the effective interest rate is approximately 5.2%.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (CONT.)
Concurrent with the placement of debentures, on March 8, 2016, the Operating Partnership assigned to the Company all of its interests in the subsidiaries through which the Parent Company indirectly owns all of its real estate and real estate-related investments.  The Operating Partnership owns all of the issued and outstanding equity of the Company.  As a result of these transactions, the Parent Company now holds all of its real estate and real estate-related investments indirectly through the Company.

In accordance with the deed of trust of the debentures (series A), the Company must maintain a minimum Consolidated Equity Capital of the Company (including minority interests) of $475 million.  The Company is also subject to other financial covenants such as the Ratio of Debt to CAP and a Ratio of Debt to EBITDA.

In addition, within the deed of trust, some restrictions regarding dividend distribution were determined, among other- the Company undertakes not to make any distribution unless the Consolidated Equity Capital of the Company (including minority interests) less the amount of the distribution will not be less than $ 600 million. However, the Parent Company must comply with certain dividend restriction by law, by which the Parent Company must distribute up to 100% of its taxable income in order to comply with REIT regulations.  The Company is not restricted from making distributions to the Parent Company in order to comply with such REIT regulations.
Dividend approvals:

In March and June 2016, the Company declared and paid distributions of dividend in the aggregated amount of $ 13.7 million to the Owner.

Acquisitions of Non-controlling Interests:

On March 18, 2016, the Company increased its membership interest in the Park Highlands joint venture from 50.1% to 51.58% by acquiring an additional 1.48% membership interest from one of the joint venture partners, which was also the managing member. On March 18, 2016, the Company increased its membership interest in the Park Highlands II joint venture from 99.5% to 100% by acquiring the remaining 0.5% membership interest from its joint venture partner, which was also the managing member. The total amount paid for these membership interests was $0.7 million. The carrying amount of the non-controlling interests that were acquired (based on the waterfall mechanism) was $ 12.8 million. As a result of this acquisition, the Company recognized $ 12.1 million as paid in capital resulting from transactions with non-controlling interests.

On June 6, 2016, the Company increased its membership interest in the Park Highlands joint venture from 51.58% to 97.62% by acquiring an additional 46.04% membership interest from one of the joint venture partners. On June 25, 2016, the Company increased its membership interest in the Park Highlands joint venture from 97.62% to 100% by acquiring the remaining 2.38% membership interest from one of the joint venture partners. The total amount paid for these membership interests was $37.2 million. The carrying amount of the non-controlling interests that were acquired (based on the waterfall mechanism) was $ 66.8 million. As a result of this acquisition, the Company recognized $ 29.6 million as paid in capital resulting from transactions with non-controlling interests.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7:	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (CONT.)
University House First Mortgage:

On June 30, 2015, the University House First Mortgage matured without repayment.  As a result, on July 1, 2015, the Company provided noticed to the borrower of default and may commence foreclosure proceedings on, or otherwise take title to, the property securing the University House First Mortgage.

On April 21, 2016, the University House First Mortgage Lender entered into an assignment of mortgage to assign the University House First Mortgage Loan to an assignee unaffiliated with the Company or the Advisor. On April 22, 2016, the Company received $31.6 million in connection with the assignment of the University House First Mortgage Loan. The proceeds received from the assignment reflects the entire principal balance and interest due, including any default interest, as of April 21, 2016, plus any legal costs incurred by the Company in connection with the assignment.
Acquisition of Westpark Portfolio:

On May 10, 2016, the Company, through an indirect wholly owned subsidiary (the “Westpark Portfolio Buyer”), acquired a portfolio of 21 office/flex/industrial buildings containing a total of 778,472 rentable square feet located on approximately 41 acres of land in Redmond, Washington
(the "Westpark Portfolio"). The purchase price of the Westpark Portfolio was $125.8 million.

As of May 10, 2016, Westpark Portfolio was 82% leased to over 100 tenants with a weighted-average remaining lease term for the tenants of approximately 3.0 years.

NOTE 8:	SUBSEQUENT EVENTS
Acquisition of 353 Sacramento:
On July 11, 2016, the Company, through an indirect wholly owned subsidiary, acquired an office building containing 284,751 rentable square feet located on approximately 0.35 acres of land in San Francisco, California ("353 Sacramento"). The purchase price of 353 Sacramento is $168.0 million. As of June 30, 2016, the Company had deposited in escrow an amount of $16 million in relation to this acquisition.
As of July 11, 2016, 353 Sacramento was 85% leased to 25 tenants with a weighted-average remaining lease term for the tenants of approximately 2.0 years.

KBS SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8:	SUBSEQUENT EVENTS (CONT.)
Westpark Portfolio Mortgage Loan:
On July 8, 2016, the Westpark Portfolio Buyer, entered into a four-year mortgage loan with an unaffiliated lender, for borrowings of up to $85.2 million secured by the Westpark Portfolio (the “Westpark Portfolio Mortgage Loan”). At closing, $83.2 million of the loan was funded and the remaining $2.0 million was available for future disbursements to be used for tenant improvement costs, subject to certain terms and conditions contained in the loan documents.
The Westpark Portfolio Mortgage Loan matures on July 1, 2020, with a one-year extension option, subject to certain terms and conditions contained in the loan documents. The Westpark Portfolio Mortgage Loan bears interest at a floating rate of 250 basis points over one-month LIBOR. The Westpark Portfolio Buyer has the right to repay the loan in whole at any time, or in part from time to time.
KBS SOR Properties LLC (“SOR Properties”), the Company’s indirect wholly owned subsidiary, is providing a limited guaranty of the Westpark Portfolio Mortgage Loan with respect to certain potential fees, costs, expenses, losses or damages incurred or suffered by the lender as a result of certain intentional actions committed by the Westpark Portfolio Buyer in violation of the loan documents. SOR Properties is also providing a guaranty of the principal balance and any interest or other sums outstanding under the Westpark Portfolio Mortgage Loan in the event of certain bankruptcy or insolvency proceedings involving the Westpark Portfolio Buyer, certain direct or indirect transfers or financings of Westpark Portfolio in violation of the loan documents and the violation of certain other terms of the loan documents by the Westpark Portfolio Buyer.
Hedge:
On August 8, 2016, the Company, entered into a foreign currency collar to hedge against a change in the exchange rate of the Israeli new Shekel versus the U.S. Dollar. The foreign currency collar expires on August 8, 2017 and has a U.S. Dollar notional amount of $100.0 million. The foreign currency collar consists of a purchased call option to buy and a sold put option to sell the Israeli new Shekels at 3.7245 and 3.826 Israeli new Shekels, respectively. The foreign currency collar is intended to permit the Company to exchange, on the settlement date of the collar and net of the effect of the collar, $100.0 million U.S. Dollars for an amount of Israeli new Shekels ranging from 372.5 million to 382.6 million.

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